UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2013
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Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)
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Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal registered offices, including zip code)

(408) 830-9742
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangement for Certain Officers.

On June 10, 2013, the Compensation Committee of the Board of Directors of Alpha and Omega Semiconductor Limited (the “Company”) adopted an incentive bonus plan (the “Plan”) for the fiscal year period from July 1, 2013 to June 30, 2014, which will allow each executive officer of the Company to earn a cash bonus based on the level of attainment of specified Company performance goals. Bonuses will be payable in two installments with the first installment based on Company's performance for the six-month period from July 1, 2013 to December 31, 2013, and the second installment based on Company's performance for the twelve-month period from July 1, 2013 to June 30, 2014. The participant must remain in employment through the last day of the performance period to receive a bonus for that period. There will be two performance goals weighted as follows: (i) revenue goal weighted 50% and (ii) non-GAAP operating income goal weighted 50%. A minimum of 80% of the target goal must be achieved for payout under that goal. In addition, no bonus will be paid under either performance goal if a minimum of 80% of the operating income target is not achieved. The actual bonus payable to an executive officer for the fiscal year will range from $0 to the maximum bonus established for that officer (as set forth in the table below) depending on the level of attainment of the performance goals. The maximum bonus amount will be payable if performance goals are attained at 115% of the targets established under the Plan.
The target bonus for each executive officer (as a percentage of base salary) and the maximum bonus payable to each officer are as follows:

Name	Title	Target Bonus	Maximum Bonus
Mike F. Chang	Chief Executive Officer	100%	200%
Mary L. Dotz	Chief Financial Officer and Corporate Secretary	60%	120%
Yueh-Se Ho	Chief Operating Officer	60%	120%
Hamza Yilmaz	Chief Technology Officer	60%	120%
Yifan Liang	Chief Accounting Officer and Assistant Corporate Secretary	40%	100%
Tony Grizelj	Vice President of Worldwide Sales	60%	120%

The description above is only a summary and qualified in its entirety by the Plan, a copy of which will be filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ending June 30, 2013 to be filed with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2013	Alpha and Omega Semiconductor Limited
	By:	/s/ Mary L. Dotz
Name: Mary L. Dotz
Title: Chief Financial Officer